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                                                                    EXHIBIT 10.2

                          SECOND SUPPLEMENTAL INDENTURE

            Second Supplemental Indenture (this "Supplemental Indenture"), dated as of August 12, 2004, among the subsidiary guarantors listed in Schedule I (the "Guaranteeing Subsidiaries"), Ardent Health Services, Inc., a Delaware corporation, (the "Company"), Ardent Health Services LLC, a Delaware limited liability company, (the "Parent"), the Subsidiary Guarantors (as defined in the Indenture referred to herein) and U.S. Bank Trust National Association, as Trustee (the "Trustee").

                               W I T N E S S E T H

            WHEREAS, the Company, the Parent and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of August 19, 2003 providing for the issuance of 10% Senior Subordinated Notes due 2013 (the "Notes") of the Company;

            WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Note Guarantee"); and

            WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

            NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

            1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

            2. Agreement to Guarantee. The Guaranteeing Subsidiaries hereby agrees as follows:

            (a) Along with all other Guarantors, to jointly and severally Guarantee to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Company hereunder or thereunder, that:

                  (i) the principal of and interest on the Notes shall be
            promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful (subject in all cases to any applicable grace period provided in the Indenture), and all other obligations of the Company to the Holders or the Trustee hereunder or

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            thereunder shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

                  (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately.

            (b) The obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a guarantor.

            (c) Subject to Section 6.06 of the Indenture and to the extent permitted by applicable law, each Guarantor hereby waives: diligence presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever.

            (d) Subject to Section 6.06 of the Indenture and to the extent permitted by applicable law, this Note Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and the Indenture.

            (e) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors, or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Holder, this Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

            (f) The Guaranteeing Subsidiaries shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

            (g) As between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Note Guarantee.

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            (h) The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Note Guarantee.

            (i) Pursuant to Section 11.03 of the Indenture, after giving effect to any maximum amount and any other contingent and fixed liabilities of the Guarantor that are relevant under any applicable Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under Article 11 of the Indenture, the Trustee, the Holders and the Guarantor irrevocably agree that the obligation of such Guarantor shall result in the obligations of such Guarantor under its Note Guarantee not constituting a fraudulent transfer or conveyance.

            3. Subordination. The Obligations of the Guaranteeing Subsidiaries under its Note Guarantee pursuant to this Supplemental Indenture shall be junior and subordinated to the Senior Debt of the Guaranteeing Subsidiaries on the same basis as the Notes are junior and subordinated to the Senior Debt of the Company. For the purposes of the foregoing sentence, the Trustee and the Holders shall have the right to receive and/or retain payments by the Guaranteeing Subsidiaries only at such time as they may receive and/or retain payments in respect of the Notes pursuant to the Indenture, including Article 10 thereof.

            4. Execution and Delivery. Each Guaranteeing Subsidiaries agrees that the Note Guarantees shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Note Guarantee.

            5. Guaranteeing Subsidiaries May Consolidate, Etc., on Certain Terms. Except as otherwise provided in Section 11.06 of the Indenture, a Guarantor may not sell or otherwise dispose of all or substantially all of its assets, or consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another Person unless:

      (a) immediately after giving effect to such transaction, no Default or Event of Default exists; and

      (b) either:

                  (i) the Person acquiring the property in any such sale or
            disposition or the Person formed by or surviving any such consolidation or merger is a corporation, organized or existing under (i) the laws of the United States, any state thereof or the District of Columbia or (ii) the laws of the same jurisdiction as that Guarantor and, in each case, assumes all the obligations of that Guarantor under the Indenture, its Note Guarantee and the Registration Rights Agreement pursuant to a supplemental indenture satisfactory to the Trustee; or

                  (ii) in the case of a Subsidiary Guarantor (and except in the case of any consolidation or merger of a Subsidiary Guarantor with or into Lovelace Health

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            Systems, Inc. as described in Section 11.06 of the Indenture), such sale or other disposition (A) complies with Section 4.10 of the Indenture, including the application of the Net Proceeds therefrom and (B) is to a Person that is not a Restricted Subsidiary of the Company.

            In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Note Guarantee endorsed upon the Notes and the due and punctual performance of all of the obligations and conditions of the Indenture to be performed by a Guarantor, such successor Person shall succeed to and be substituted for a Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor Person thereupon may cause to be signed any or all of the Note Guarantees to be endorsed upon all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Note Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture as the Note Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture as though all of such Note Guarantees had been issued at the date of the execution hereof.

            Except as set forth in Articles 4 and 5 of the Indenture, and notwithstanding clauses (a) and (b) above, nothing contained in the Indenture or in any of the Notes shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor, or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

            6. Releases. (a) Any Guarantor shall be released and relieved of any obligations under its Note Guarantee, (i) in connection with any sale of all of the Capital Stock of that Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) a Restricted Subsidiary of the Company, if the sale of all of such Capital Stock of that Guarantor complies with Section 4.10 of the Indenture, including the application of the Net Proceeds therefrom; (ii) in connection with the merger or consolidation of AHS Albuquerque Regional Medical Center, LLC, AHS West Mesa Hospital, LLC, AHS Albuquerque Rehabilitation Hospital, LLC, AHS Northeast Heights Hospital, LLC, AHS Albuquerque Physician Group, LLC and Mesilla Valley Hospital with, or into, Lovelace Health Systems, Inc., if (A) the surviving Person is an HMO Subsidiary and is prohibited from providing a full and unconditional Guarantee of the Notes; (B) no such Subsidiary Guarantor has outstanding at the time of such consolidation or merger any indebtedness other than Indebtedness that it would otherwise be permitted to incur at such time as a Restricted Subsidiary that is not a Subsidiary Guarantor under Section 4.08 of the Indenture; and (C) the Company complies with Section
4.12 of the Indenture; or (iii) if the Company designated such Subsidiary Guarantor as an Unrestricted Subsidiary in accordance with the Indenture.

            (b) Any Guarantor not released from its obligations under its Note Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under the Indenture as provided in Article 10 of the Indenture.

            7. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guaranteeing Subsidiaries, as such, shall

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have any liability for any obligations of the Company or any Guaranteeing
Subsidiaries under the Notes, any Note Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

            8. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

            9. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

            10. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

            11. Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

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            IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed and attested, all as of the date first above written.

                                  GUARANTEEING SUBSIDIARIES:

                                  AHS ACADEMIC HEALTH CENTER, LLC
                                  AHS BRISTOW HOSPITAL, LLC
                                  AHS CLEVELAND HOSPITAL, LLC
                                  AHS CUSHING HOSPITAL, LLC
                                  AHS EASTERN OKLAHOMA MEDICAL CENTER, LLC
                                  AHS HENRYETTA HOSPITAL, LLC
                                  AHS HILLCREST MEDICAL CENTER, LLC
                                  AHS HILLCREST SPECIALTY HOSPITAL, LLC
                                  AHS MANAGEMENT SERVICES OF OKLAHOMA, LLC
                                  AHS OKLAHOMA HEALTH SYSTEM, LLP
                                  AHS OKLAHOMA HOLDINGS,INC.
                                  AHS OKLAHOMA HOSPITALS, INC.
                                  AHS OKLAHOMA PHYSICIAN GROUP, LLC
                                  AHS PAWNEE HOSPITAL, LLC
                                  AHS RIVERSIDE PHO, LLC
                                  AHS TULSA HOLDINGS, LLC
                                  AHS TULSA REGIONAL MEDICAL CENTER, LLC
                                  AHS WAGONER HOSPITAL, LLC
                                  BHC MANAGEMENT SERVICES OF LOUISIANA, LLC
                                  BHC MANAGEMENT SERVICES OF TULSA, LLC

                                  By: /s/ Stephen C. Petrovich
                                      -----------------------------------------
                                      Name: Stephen C. Petrovich
                                      Title: Senior Vice President and Secretary

                                  SUBSIDIARY GUARANTORS:

                                  AHS ALBURQUERQUE HOLDINGS, LLC
                                  AHS CUMBERLAND HOSPITAL, LLC
                                  AHS KENTUCKY HOLDINGS, INC.
                                  AHS KENTUCKY HOSPITALS, INC.
                                  AHS LOUISIANA HOLDINGS, INC.
                                  AHS LOUISIANA HOSPITALS, INC.
                                  AHS MANAGEMENT COMPANY, INC.

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                                  AHS NEW MEXICO HOLDINGS, INC.
                                  AHS RESEARCH AND REVIEW, LLC
                                  AHS SAMARITAN HOSPITAL, LLC
                                  AHS S.E.D. MEDICAL LABORATORIES, INC.
                                  AHS SUMMIT HOSPITAL, LLC
                                  ARDENT MEDICAL SERVICES, INC.
                                  BEHAVIORAL HEALTHCARE CORPORATION
                                  BHC ALHAMBRA HOSPITAL, INC.
                                  BHC BELMONT PINES HOSPITAL, INC.
                                  BHC CEDAR VISTA HOSPITAL, INC.
                                  BHC COLUMBUS HOSPITAL, INC.
                                  BHC FAIRFAX HOSPITAL, INC.
                                  BHC FOX RUN HOSPITAL, INC.
                                  BHC FREMONT HOSPITAL, INC.
                                  BHC GULF COAST MANAGEMENT GROUP, INC.
                                  BHC HEALTH SERVICES OF NEVADA, INC.
                                  BHC HERITAGE OAKS HOSPITAL, INC.
                                  BHC HOSPITAL HOLDINGS, INC.
                                  BHC INTERMOUNTAIN HOSPITAL, INC.
                                  BHC LEBANON HOSPITAL, INC.
                                  BHC MANAGEMENT HOLDINGS, INC.
                                  BHC MANAGEMENT SERVICES, LLC
                                  BHC MANAGEMENT SERVICES OF INDIANA, LLC
                                  BHC MANAGEMENT SERVICES OF KENTUCKY, LLC
                                  BHC MANAGEMENT SERVICES OF NEW MEXICO, LLC
                                  BHC MANAGEMENT SERVICES OF STREAMWOOD, LLC
                                  BHC MEADOWS PARTNER, INC.
                                  BHC MONTEVISTA HOSPITAL, INC.
                                  BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC
                                  BHC OF INDIANA, GENERAL PARTNERSHIP
                                  BHC OF NORTHERN INDIANA, INC.
                                  BHC PHYSICIAN SERVICES OF KENTUCKY, LLC
                                  BHC PINNACLE POINTE HOSPITAL, INC.
                                  BHC PROPERTIES, INC.
                                  BHC SIERRA VISTA HOSPITAL, INC.
                                  BHC SPIRIT OF ST. LOUIS HOSPITAL, INC.
                                  BHC STREAMWOOD HOSPITAL, INC.
                                  BHC VALLE VISTA HOSPITAL, INC.
                                  BHC WINDSOR HOSPITAL, INC.

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                                  BLOOMINGTON MEADOWS, G.P.
                                  COLUMBUS HOSPITAL, LLC
                                  INDIANA PSYCHIATRIC INSTITUTES, INC.
                                  LEBANON HOSPITAL, LLC
                                  MESILLA VALLEY GENERAL PARTNERSHIP
                                  MESILLA VALLEY HOSPITAL, INC.
                                  MESILLA VALLEY MENTAL HEALTH ASSOCIATES, INC. NORTHERN INDIANA HOSPITAL, LLC
                                  VALLE VISTA, LLC
                                  WILLOW SPRINGS, LLC

                                  By: /s/ Stephen C. Petrovich
                                      ------------------------------------------
                                      Name: Stephen C. Petrovich
                                      Title: Senior Vice President and Secretary

                                  ARDENT HEALTH SERVICES, INC.

                                  By: /s/ Stephen C. Petrovich
                                      ------------------------------------------
                                      Name: Stephen C. Petrovich
                                      Title: Senior Vice President, General
                                             Counsel and Secretary

                                  ARDENT HEALTH SERVICES LLC

                                  By: /s/ Stephen C. Petrovich
                                      ------------------------------------------
                                      Name: Stephen C. Petrovich
                                      Title: Senior Vice President, General
                                             Counsel and Secretary

                                  U.S. BANK TRUST NATIONAL ASSOCIATION,
                                  AS TRUSTEE

                                  By: /s/ Richard H. Prokosch
                                      ------------------------------------------
                                      Name: Richard H. Prokosch
                                      Title: Vice President

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                                   SCHEDULE I
                              SUBSIDIARY GUARANTORS

AHS Academic Health Center, LLC
AHS Bristow Hospital, LLC
AHS Cleveland Hospital, LLC
AHS Cushing Hospital, LLC
AHS Eastern Oklahoma, LLC
AHS Henryetta Hospital, LLC
AHS Hillcrest Medical Center, LLC
AHS Hillcrest Specialty Hospital, LLC
AHS Management Services of Oklahoma, LLC
AHS Oklahoma Health System, LLP
AHS Oklahoma Holdings, Inc.
AHS Oklahoma Hospitals, Inc.
AHS Oklahoma Physician Group, LLC
AHS Pawnee Hospital, LLC
AHS Riverside PHO, LLC
AHS Tulsa Holdings, LLC
AHS Tulsa Regional Medical Center, LLC
AHS Wagoner Hospital, LLC
BHC Management Services of Louisiana, LLC
BHC Management Services of Tulsa, LLC